Exhibit 99.3

Distributor, Customers and Vendors Q&A

The Question and Answer section below will help to address some of the questions you receive from our various producers and vendors in the marketplace. Please do not speculate on what might happen in the future. Contact your manager with additional questions.

Q.	A primary objective for KMG America reviewing strategic partner alternatives was to maintain a strong rating with A.M. Best, does Humana help that rating?
A.

Yes. Humana is a Fortune 150 company (#110 in 2006) with a total market value in excess of $10 billion. Not only will we be affiliated with a large and financially strong organization, we will benefit from the synergies with Humana. The rating agencies should quickly see that our growth prospects will improve because we’ll have more credibility in the market in addition to more products to offer. We will also benefit from significant cross selling of our products by Humana.

Q.	Will producers and vendors still work with the same sales, account management and Home Office contacts as they do today?
A.	Our people are one of the primary assets that attracted Humana to KMG America. Please continue to use your same contacts. It will be “business as usual, but better.”

Q.	How will producers or vendors reach their KMG America associate?
A.	At this time, there are no changes to any methods of communication. Please continue to use the same phone numbers, office addresses, emails and website as you do today.

Q.	KMG America’s products are underwritten by Kanawha Insurance Company, will that change?
A.

Kanawha will remain the insurance company underwriting each of the existing products. You will still see Kanawha Insurance Company in our materials where appropriate. Over time, the name could change to Humana.

Q.	Will the current products or services offered by KMG America change?
A.	We are still selling our existing group and voluntary benefit products and services. We will continue to develop new products and services to meet the changing needs of the marketplace.

Q.	How does the merger affect KHS?
A.

KHS will continue providing self-funded health plan administrative services, including medical management offerings. It will also continue to provide administrative services for other insurance companies on a contracted basis.

Q.	Will you still sell to the same target markets?
A.	We plan to sell in all existing markets that we operate in today. Additionally, we will explore other employee benefit markets we can expand into to grow our business.

Q.	What are the growth expectations for your business?
A.

We expect continued growth in selling group life/disability, stop loss and our full suite of voluntary benefits. Our marketing strategy will remain consistent with the goal of selling equal amounts of both our core and voluntary products through a single point of contact.

Q.	Will Stop Loss be written without companion coverage?
A.	We prefer to write Stop Loss in conjunction with our other product offerings. We will consider writing Stop Loss on a stand-alone basis, while keeping in mind our overall product mix objectives.

Q.	Are you planning an integration of administration systems with Humana?
A.	We do not have any administrative system integrations planned at this time. We currently have the ability to handle all of our group and voluntary benefit products on our existing systems.

Q.	Will the existing producer compensation and incentive programs continue for 2007?
A.	We are not planning any changes to our programs this year.

Q.	Humana has a very strong brand in the employee benefits marketplace, will KMG America begin to market under that brand?
A.

Integration plans will be developed over the next several months. While there are no immediate plans in place to change our KMG America brand, we clearly will benefit from our affiliation with Humana and are anxious to utilize the Humana name. There are many issues which will be jointly reviewed with Humana to determine the best course of action for the growth of our business.

Q.	If a new client asks what will be the new name of your company, how should I answer?
A.	The best answer at this time is that we are KMG America. After the transaction closing, we will be KMG America, a wholly-owned subsidiary of Humana. However, that will probably change in the future.

Q.	What will happen to KMG America stock (NYSE:KMA)?
A.	Stockholders will receive in cash $6.20 per share for every share owned on the closing date.

About Humana

Humana Inc., headquartered in Louisville, Kentucky, is one of the nation’s largest publicly traded health benefits companies, with approximately 11.3 million medical members. Humana offers a diversified portfolio of health insurance products and related services – through traditional and consumer-choice plans – to employer groups, government-sponsored plans, and individuals. Over the years, the founding premise has grown into the company vision – to become the most trusted name in health solutions. Today, they have more than 22,000 associates committed to providing innovative healthcare solutions to consumers and customers in the U.S. and Puerto Rico. Please visit www.humana.com for more information about the company.

Additional Information and Where to Find It

KMG America plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the special meeting of the KMG America shareholders that will be held to consider the proposed merger (the “Merger Proxy Statement”) and KMG America may file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE MERGER PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. When available, shareholders may obtain a free copy of the Merger Proxy Statement and other documents that KMG America files with the SEC at the SEC’s website, at www.sec.gov. The Merger Proxy Statement and other documents filed with the SEC may also be obtained free of charge from KMG America, at www.kmgamerica.com, or by directing a request to KMG America Corporation, 12600 Whitewater Drive, Suite 150, Minnetonka, Minnesota 55343, Attention: General Counsel.

Participants in the Solicitation

KMG America, its directors and named executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed transaction. Information regarding the interests of such directors and executive officers is included in KMG America’s proxy statement filed with the SEC on March 30, 2007, and information concerning such individuals will be included in the proxy statement relating to the proposed merger, when it becomes available. To the extent such individuals’ holdings of KMG America’s securities have changed since the amounts printed in the proxy statement dated March 30, 2007, such changes have been reflected on Forms 3, 4 and 5 filed with the SEC and will be reflected in the Merger Proxy Statement.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this material are forward-looking as defined by the Private Securities Litigation Reform Act of 1995. These include statements as to the expected timing, completion and effects of the proposed merger. Such forward-looking statements are based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions the accurate prediction of which may be difficult and involve the assessment of events beyond the control of KMG America. Due to known and unknown risks, actual results may differ materially from expectations or projections. KMG America does not undertake any obligations to update any forward-looking statement, whether written or oral, relating to matters discussed in this material.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the shareholders of KMG America may not approve and adopt the merger agreement and the transactions contemplated by the merger agreement at the special shareholders meeting; the parties may be unable to obtain governmental and regulatory approvals required for the merger; required governmental or regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the parties may be unable to complete the merger because, among other reasons, conditions to the closing of the merger may not be satisfied or waived; or other factors that may be referred to in KMG America’s reports filed with or furnished to the Securities and Exchange Commission from time to time. There can be no assurance that other factors not currently anticipated by KMG America will not materially and adversely affect future events. Viewers of this material are cautioned to consider these risks and uncertainties and not to place undue reliance on the forward-looking statements.